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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): December 12, 2000 (December 7,
2000)


                            BHC COMMUNICATIONS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)




          DELAWARE                    1 -10342                   59-2104168
          --------                    --------                   ----------
(State or other jurisdiction of     (Commission                (IRS Employer
       incorporation)               File Number)             Identification No.)


                  767 FIFTH AVENUE, NEW YORK, NEW YORK          10153
                  ------------------------------------          -----
              (Address of principal executive offices)        (Zip Code)

  Registrant's telephone number, including area code: (212) 421-0200

                                     N/A
                                     ---
        (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS.

     On December 7, 2000, The News Corporation Limited filed with the Securities and Exchange Commission a Registration Statement on Form F-4 relating to its proposed acquisition of Chris-Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc. That filing includes preliminary proxy materials for Chris-Craft, BHC and United Television, including, as annexes thereto, the three merger agreements, as amended, relating to the proposed transactions.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits.

            2.1 Amendment No. 1, dated as of December 7, 2000, to Agreement and Plan of Merger, dated as of August 13, 2000, among BHC Communications, Inc., The News Corporation Limited, News Publishing Australia Limited and Fox Television Holdings, Inc. (Incorporated by reference to Exhibit 2.5 to News Corporation's Registration Statement on Form F-4 filed on December 7, 2000 (File No. 333-51434)).
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BHC COMMUNICATIONS, INC.



Date: December 12, 2000                   By:   /s/  Brian C. Kelly
                                                -------------------------------
                                                Name: Brian C. Kelly
                                                Title:Senior Vice President and
                                                      General Counsel
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                                  EXHIBIT INDEX


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
Exhibit No.   Exhibit
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

2.1 Amendment No. 1, dated as of December 7, 2000, to Agreement and Plan of Merger, dated as of August 13, 2000, among BHC Communications, Inc., The News Corporation Limited, News Publishing Australia Limited and Fox Television Holdings, Inc. (Incorporated by reference to Exhibit 2.5 to News Corporation's Registration Statement on Form F-4 filed on December 7, 2000 (File No. 333-51434)).
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